                                                 Exhibit 99.2

Second Quarter 2025 Investor Supplement
Product Innovation and Developments
•Enhanced Fastly DDoS Protection with Attack Insights, providing organizations with deeper visibility into attack mitigation and efficacy validation.
•Released Fastly AI Bot Management to GA, providing customers with granular control over how AI bots interact with their content and infrastructure without compromising performance.
•Introduced IPv6 to Origin support in Fastly Delivery, expanding customer reach and flexibility with full dual-stack traffic handling.
•Added Shielding support to Compute for the Rust SDK, enabling customers to improve cache hit ratio, reduce origin load, and cut egress costs.
•Fastly Application Security Solutions Delivered 235% ROI Over Three Years according to a commissioned Forrester Consulting Total Economic Impact™ (TEI) study.
•Expanded into Mexico with the first installed Point of Presence, bringing improved speed, lower latency, and better reliability to customers in the region.
Customer Highlights
•Product package deals in the second quarter grew more than 50% year-over-year, and those involving renewals grew over 130% year-over-year.
•A cloud-native, software-as-a-service (SaaS) core banking platform, selected Fastly for its Network Services and Security offerings.
•A premier programmable financial services company selected Fastly's DDOS technology in a key cross-selling opportunity.
•A leading global omnichannel retailer of sports fashion and outdoor brands selected Fastly’s full platform.
•A major international warehouse club selected Fastly’s full platform offerings.

Calculations of Key and Other Selected Metrics – Quarterly (unaudited)
	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Revenue by Product (in millions):
Network Services Revenue	$102.5	$109.8	$106.0	$104.2	$107.4	$110.1	$113.3	$114.9
Security Revenue	$23.3	$25.8	$24.6	$25.4	$26.2	$26.9	$26.4	$29.3
Other Revenue	$1.9	$2.2	$2.9	$2.8	$3.6	$3.6	$4.8	$4.5
Total Revenue	$127.8	$137.8	$133.5	$132.4	$137.2	$140.6	$144.5	$148.7
Key Metrics:
Enterprise Customer Count(1)	547	578	577	601	576	596	595	622
Enterprise Customer Revenue %	92%	92%	91%	91%	92%	93%	93%	94%
Total Customer Count(1)	3,102	3,243	3,290	3,295	3,638	3,061	3,035	3,097
Top Ten Customer Revenue %	40%	40%	38%	34%	33%	32%	33%	31%
LTM Net Retention Rate (NRR)(2)	114%	113%	114%	110%	105%	102%	100%	104%
Annual Revenue Retention Rate (ARR)(7)	—%	99.2%	—%	—%	—%	99.0%	—%	—%
Remaining Performance Obligation (RPO)(3)	$247.6	$235.7	$227.0	$223.1	$235.4	$244.4	$303.0	$315.1

Corporate Highlights
•Fastly Q2 Executive Appointments: Kip Compton (Chief Executive Officer), Albert Thong (Chief Marketing Officer), Tara Seracka (Chief Legal Officer).
•Richard Wong appointed Chief Financial Officer, succeeding Ronald Kisling, who is leaving to pursue new opportunities.
•Scott Lovett, Fastly’s Chief Revenue Officer named President, Go to Market, bringing together the revenue and marketing organizations under his leadership. Chief Marketing Officer Albert Thong will report to Scott.
Key Financial & Metrics Highlights
•Total revenue of $148.7 million, representing 12% year-over-year growth highlighted by security revenue growing 15% year-over-year and representing 20% of total revenue.
•Generated $10.9 million of positive free cash flow compared to $18.5 million of negative free cash flow in the second quarter of 2024.
•Enterprise customer count1 was 622 in the second quarter, up 21 from the second quarter of 2024. Total customer count1 was 3,097 in the second quarter, down 198 from the second quarter of 2024.
•Last 12-month net retention rate (LTM NRR)2 increased to 104% in the second quarter from 100% in the first quarter of 2025.
•Remaining Performance Obligations (RPO)3 were $315 million, up 41% from $223 million in the second quarter of 2024.
Third Quarter and Full Year 2025 Guidance

	Q3 2025	Full Year 2025
Total Revenue (millions)	$149.0 - $153.0	$594.0 - $602.0
Non-GAAP Operating Income (Loss) (millions)(4)	($1.0) - $3.0	($9.0) - ($3.0)
Non-GAAP Net Income (Loss) per share(5)(6)	($0.02) - $0.02	($0.10) - ($0.04)

Key Metrics
1.Our number of customers is calculated based on the number of separate identifiable operating entities with which we have a billing relationship in good standing, from which we recognized revenue during the current quarter. Our enterprise customers are defined as those with annualized current quarter revenue in excess of $100,000. This is calculated by taking the revenue for each customer within the quarter and multiplying it by four.
2.We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
3.Remaining Performance Obligations include future committed revenue for periods within current contracts with customers, as well as deferred revenue arising from consideration invoiced for which the related performance obligations have not been satisfied.
4.For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this supplement.
5.Assumes weighted average basic shares outstanding of 148.2 million in Q3 2025 and 146.9 million for the full year 2025.
6.Non-GAAP Net Income (Loss) per share is calculated as Non-GAAP Net Income (Loss) divided by weighted average basic shares for 2025.
7.Annual Revenue Retention rate is calculated by subtracting the quotient of the Annual Revenue Churn from all of our Churned Customers divided by our annual revenue of the same calendar year from 100%. Our “Annual Revenue Churn” is calculated by multiplying the final full month of revenue from a customer that terminated its contract with us (a “Churned Customer”) by the number of months remaining in the same calendar year.

Forward-Looking Statements

This investor supplement contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance and shareholder returns, including our outlook and guidance; our ability to enrich our revenue mix with platform enhancements; the performance of our existing and new platform enhancements; the performance and capabilities of Fastly DDoS Protection, Fastly AI Bot Management, Fastly Delivery, Fastly Compute, and Fastly Next-Gen WAF; expectations regarding customer experiences with Fastly DDoS Protection, Fastly AI Bot Management, Fastly Delivery, Fastly Compute, and Fastly Next-Gen WAF; expectations regarding Fastly’s expansion into certain international markets; Mr. Wong’s appointment as CFO; Mr. Lovett’s appointment as President, Go to Market; and Fastly's strategies, platform, and business plans. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Important factors that could cause our actual results to differ materially are detailed from time to time in the reports Fastly files with the Securities and Exchange Commission (“SEC”), including those more fully described in Fastly's Annual Report on Form 10-K for the year ended December 31, 2024. Additional information will also be set forth in Fastly’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, and other filings and reports that Fastly may file from time to time with the SEC. Copies of reports filed with the SEC are posted on Fastly’s website and are available from Fastly without charge.
Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net income (loss), non-GAAP basic and diluted net income (loss) per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, amortization of capitalized stock-based compensation - cost of revenue, amortization of acquired intangible assets, executive transition costs, net gain on extinguishment of debt, impairment expense, and amortization of debt discount and issuance costs.
Adjusted EBITDA: excludes stock-based compensation expense, depreciation and other amortization expenses, amortization of acquired intangible assets, executive transition costs, interest income, interest expense, including amortization of debt discount and issuance costs, net gain on extinguishment of debt, impairment expense, other income (expense), net, and income taxes.
Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Management considers its operating results without this activity when evaluating its ongoing non-GAAP performance and its adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.
Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.
Capital Expenditures: consists of cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.

Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.
Executive Transition Costs: consists of one-time cash and non-cash charges recognized with respect to changes in our executive’s employment status. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results, or future outlook.
Free Cash Flow: calculated as net cash used in operating activities less purchases of property and equipment, net of proceeds from sale of property and equipment, principal payments of finance lease liabilities, capitalized internal-use software costs and advance payments made related to capital expenditures. Management specifically identifies adjusting items in the reconciliation of GAAP to non-GAAP financial measures. Management considers non-GAAP free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can possibly be used for investing in Fastly's business and strengthening its balance sheet, but it is not intended to represent the residual cash flow available for discretionary expenditures. The presentation of non-GAAP free cash flow is also not meant to be considered in isolation or as an alternative to cash flows from operating activities as a measure of liquidity.
Gain on Modification of Lease: consists of a one-time non-cash charge recognized with respect to the modification of our leases. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results, or future outlook.
Impairment Expense: consists of charges related to our long-lived assets. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Income: consists primarily of interest income related to our marketable securities. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Net Gain on Debt Extinguishment: relates to net gain on the partial repurchase of our outstanding convertible debt. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Other Income (Expense), Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Restructuring Charges: consists primarily of employee-related severance and termination benefits related to management's restructuring plan that resulted in a reduction in our workforce. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Stock-Based Compensation Expense: consists of expenses for stock options, restricted stock units, performance awards, restricted stock awards and Employee Stock Purchase Plan ("ESPP") under our equity incentive plans. Although stock-based compensation is an expense for the Company and is viewed as a form of compensation, management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance, primarily because it is a non-cash expense not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.
Amortization of Capitalized Stock-Based Compensation - Cost of Revenue: in order to reflect the performance of our core business, ongoing operating results, or future outlook, and to be consistent with the way many investors evaluate our performance and compare our operating results to peer companies, similar to stock-based compensation, management considers it appropriate to exclude amortization of capitalized stock-based compensation from our non-GAAP financial measures.
Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.
In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this investor supplement.

Consolidated Statements of Operations – Quarterly
(unaudited, in thousands, except per share amounts)

	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Revenue	$127,816	$137,777	$133,520	$132,371	$137,206	$140,579	$144,474	$148,709
Cost of revenue(1)	61,730	62,003	60,286	59,470	62,466	65,516	67,676	67,593
Gross profit	66,086	75,774	73,234	72,901	74,740	75,063	76,798	81,116
Operating expenses:
Research and development(1)	39,068	38,270	38,248	35,106	31,884	32,742	37,429	42,221
Sales and marketing(1)	51,043	48,662	49,607	52,959	45,994	50,050	49,313	51,100
General and administrative (1)	30,001	31,426	31,639	28,433	27,173	26,154	28,235	24,323
Impairment expense	4,316	—	—	3,137	559	448	—	415
Restructuring charges	—	—	—	—	9,720	—	—	—
Total operating expenses	124,428	118,358	119,494	119,635	115,330	109,394	114,977	118,059
Loss from operations	(58,342)	(42,584)	(46,260)	(46,734)	(40,590)	(34,331)	(38,179)	(36,943)
Net gain on extinguishment of debt	—	15,656	—	—	—	1,365	—	—
Interest income	4,908	4,584	3,848	3,937	3,819	3,267	2,975	3,084
Interest expense	(862)	(744)	(579)	(464)	(473)	(1,231)	(3,173)	(3,164)
Other income (expense), net	(16)	(763)	(89)	193	(317)	(815)	(80)	39
Loss before income tax expense (benefit)	(54,312)	(23,851)	(43,080)	(43,068)	(37,561)	(31,745)	(38,457)	(36,984)
Income tax expense (benefit)	(1)	(465)	347	661	455	1,141	691	557
Net loss	$(54,311)	$(23,386)	$(43,427)	$(43,729)	$(38,016)	$(32,886)	$(39,148)	$(37,541)
Net loss per share attributable to common stockholders, basic and diluted	$(0.42)	$(0.18)	$(0.32)	$(0.32)	$(0.27)	$(0.23)	$(0.27)	$(0.26)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	129,873	131,843	134,587	137,444	139,237	141,085	143,284	145,780

__________
(1)Includes stock-based compensation expense as follows:

	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Cost of revenue	$2,860	$3,278	$2,779	$2,044	$1,911	$1,910	$1,939	$2,573
Research and development	12,122	12,019	10,323	7,983	7,378	7,922	8,893	11,755
Sales and marketing	9,061	8,060	7,843	7,058	7,113	7,047	6,693	8,176
General and administrative	11,670	12,090	10,876	9,063	8,614	8,066	8,057	3,831
Total	$35,713	$35,447	$31,821	$26,148	$25,016	$24,945	$25,582	$26,335

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly
(unaudited, in thousands, except per share amounts)

	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Gross Profit
GAAP gross Profit	$66,086	$75,774	$73,234	$72,901	$74,740	$75,063	$76,798	$81,116
Stock-based compensation	2,860	3,278	2,779	2,044	1,911	1,910	1,939	2,573
Amortization of capitalized stock-based compensation - Cost of revenue(1)	1,013	1,022	1,155	1,184	1,338	1,371	1,641	1,581
Amortization of acquired intangible assets	2,475	2,475	2,475	2,475	2,475	2,475	2,475	2,475
Non-GAAP gross profit	72,434	82,549	79,643	78,604	80,464	80,819	82,853	87,745
GAAP gross margin	51.7%	55.0%	54.8%	55.1%	54.5%	53.4%	53.2%	54.5%
Non-GAAP gross margin	56.7%	59.9%	59.6%	59.4%	58.6%	57.5%	57.3%	59.0%
Research and development
GAAP research and development	39,068	38,270	38,248	35,106	31,884	32,742	37,429	42,221
Stock-based compensation	(10,426)	(11,728)	(10,323)	(7,983)	(7,378)	(7,922)	(8,893)	(11,755)
Executive transition costs	(2,406)	(385)	—	—	—	—	—	—
Non-GAAP research and development	26,236	26,157	27,925	27,123	24,506	24,820	28,536	30,466
Sales and marketing
GAAP sales and marketing	51,043	48,662	49,607	52,959	45,994	50,050	49,313	51,100
Stock-based compensation	(9,061)	(8,060)	(7,843)	(7,058)	(7,113)	(7,047)	(6,693)	(8,176)
Amortization of acquired intangible assets	(2,576)	(2,300)	(2,300)	(2,301)	(2,300)	(2,299)	(2,301)	(2,279)
Non-GAAP sales and marketing	39,406	38,302	39,464	43,600	36,581	40,704	40,319	40,645
General and administrative
GAAP general and administrative	30,001	31,426	31,639	28,433	27,173	26,154	28,235	24,323
Stock-based compensation	(11,670)	(12,090)	(10,876)	(9,063)	(8,614)	(8,066)	(8,057)	(3,831)
Executive transition costs	—	—	—	—	—	—	(335)	—
Gain on modification of lease	—	—	—	—	—	—	—	736
Non-GAAP general and administrative	18,331	19,336	20,763	19,370	18,559	18,088	19,843	21,228
Operating loss
GAAP operating loss	(58,342)	(42,584)	(46,260)	(46,734)	(40,590)	(34,331)	(38,179)	(36,943)
Stock-based compensation	34,017	35,156	31,821	26,148	25,016	24,945	25,582	26,335
Amortization of capitalized stock-based compensation - Cost of revenue(1)	1,013	1,022	1,155	1,184	1,338	1,371	1,641	1,581
Restructuring charges	—	—	—	—	9,720	—	—	—
Executive transition costs	2,406	385	—	—	—	—	335	—
Gain on modification of lease	—	—	—	—	—	—	—	(736)
Amortization of acquired intangible assets	5,051	4,775	4,775	4,776	4,775	4,774	4,776	4,754
Impairment expense	4,316	—	—	3,137	559	448	—	415
Non-GAAP operating income (loss)	(11,539)	(1,246)	(8,509)	(11,489)	818	(2,793)	(5,845)	(4,594)
Net loss
GAAP net loss	(54,311)	(23,386)	(43,427)	(43,729)	(38,016)	(32,886)	(39,148)	(37,541)
Stock-based compensation	34,017	35,156	31,821	26,148	25,016	24,945	25,582	26,335
Amortization of capitalized stock-based compensation - Cost of revenue(1)	1,013	1,022	1,155	1,184	1,338	1,371	1,641	1,581
Restructuring charges	—	—	—	—	9,720	—	—	—
Executive transition costs	2,406	385	—	—	—	—	335	—
Gain on modification of lease	—	—	—	—	—	—	—	(736)
Amortization of acquired intangible assets	5,051	4,775	4,775	4,776	4,775	4,774	4,776	4,754
Net gain on extinguishment of debt	—	(15,656)	—	—	—	(1,365)	—	—
Impairment expense	4,316	—	—	3,137	559	448	—	415
Amortization of debt issuance costs	502	456	354	349	358	318	217	217
Non-GAAP net income (loss)	$(7,006)	$2,752	$(5,322)	$(8,135)	$3,750	$(2,395)	$(6,597)	$(4,975)
GAAP net income (loss) per common share — basic and diluted	$(0.42)	$(0.18)	$(0.32)	$(0.32)	$(0.27)	$(0.23)	$(0.27)	$(0.26)
Non-GAAP net income (loss) per common share — basic and diluted	$(0.05)	$0.02	$(0.04)	$(0.06)	$0.03	$(0.02)	$(0.05)	$(0.03)
Weighted average basic common shares	129,873	131,843	134,587	137,444	139,237	141,085	143,284	145,780
Weighted average diluted common shares	129,873	141,162	134,587	137,444	143,415	141,085	143,284	145,780

(1)Similar to stock-based compensation, we believe it is also appropriate to exclude amortization of capitalized stock-based compensation from our non-GAAP financial measures in order to reflect the performance of our core business and to be consistent with the way many investors evaluate our performance and compare our operating results to peer companies. However, we have not historically done so. In order to continue to improve the usefulness of our non-GAAP financial measures to the investors, starting with the quarter ended March 31, 2025, we are excluding amortization of capitalized stock-based compensation from our non-GAAP financial measures and we have accordingly recast the presentation for all prior periods presented to reflect this change. Refer to Non-GAAP Financial Measures definition for further details.

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly (Continued)
(unaudited, in thousands, except per share amounts)

	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Reconciliation of GAAP to Non-GAAP diluted shares:
GAAP diluted shares	129,873	131,843	134,587	137,444	139,237	141,085	143,284	145,780
Other dilutive equity awards	—	9,319	—	—	4,178	—	—	—
Non-GAAP diluted shares	129,873	141,162	134,587	137,444	143,415	141,085	143,284	145,780
Non-GAAP diluted net income (loss) per share	(0.05)	0.02	(0.04)	(0.06)	0.03	(0.02)	(0.05)	(0.03)

	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Adjusted EBITDA
GAAP net loss	$(54,311)	$(23,386)	$(43,427)	$(43,729)	$(38,016)	$(32,886)	$(39,148)	$(37,541)
Stock-based compensation	34,017	35,156	31,821	26,148	25,016	24,945	25,582	26,335
Amortization of capitalized stock-based compensation - Cost of revenue(1)	1,013	1,022	1,155	1,184	1,338	1,371	1,641	1,581
Gain on modification of lease	—	—	—	—	—	—	—	(736)
Depreciation and other amortization	13,202	13,727	13,400	13,443	13,781	13,911	13,650	13,505
Amortization of acquired intangible assets	5,051	4,775	4,775	4,776	4,775	4,774	4,776	4,754
Amortization of debt discount and issuance costs	502	456	354	349	358	318	217	217
Net gain on extinguishment of debt	—	(15,656)	—	—	—	(1,365)	—	—
Impairment expense	4,316	—	—	3,137	559	448	—	415
Executive transition costs	2,406	385	—	—	—	—	335	—
Restructuring charges	—	—	—	—	9,720	—	—	—
Interest income	(4,908)	(4,584)	(3,848)	(3,937)	(3,819)	(3,267)	(2,975)	(3,084)
Interest expense	360	288	225	115	115	913	2,956	2,947
Other (income) expense, net	16	763	89	(193)	317	815	80	(39)
Income tax (benefit) expense	(1)	(465)	347	661	455	1,141	691	557
Adjusted EBITDA	$1,663	$12,481	$4,891	$1,954	$14,599	$11,118	$7,805	$8,911
(1)Similar to stock-based compensation, we believe it is also appropriate to exclude amortization of capitalized stock-based compensation from our non-GAAP financial measures in order to reflect the performance of our core business and to be consistent with the way many investors evaluate our performance and compare our operating results to peer companies. However, we have not historically done so. In order to continue to improve the usefulness of our non-GAAP financial measures to the investors, starting with the quarter ended March 31, 2025, we are excluding amortization of capitalized stock-based compensation from our non-GAAP financial measures and we have accordingly recast the presentation for all prior periods presented to reflect this change. Refer to Non-GAAP Financial Measures definition for further details.

Non-GAAP Consolidated Statements of Operations - Quarterly
(unaudited, in thousands, except per share amounts)

	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Revenue	$127,816	$137,777	$133,520	$132,371	$137,206	$140,579	$144,474	$148,709
Cost of revenue(1)(2)(3)	55,382	55,228	53,877	53,767	56,742	59,760	61,621	60,964
Gross profit(1)(2)	72,434	82,549	79,643	78,604	80,464	80,819	82,853	87,745
Operating expenses:
Research and development(1)(4)	26,236	26,157	27,925	27,123	24,506	24,820	28,536	30,466
Sales and marketing(1)(3)	39,406	38,302	39,464	43,600	36,581	40,704	40,319	40,645
General and administrative (1)(4)(5)	18,331	19,336	20,763	19,370	18,559	18,088	19,843	21,228
Total operating expenses(1)(2)(3)(4)(5)(6)(7)	83,973	83,795	88,152	90,093	79,646	83,612	88,698	92,339
Income (loss) from operations(1)(2)(3)(4)(5)(6)(7)	(11,539)	(1,246)	(8,509)	(11,489)	818	(2,793)	(5,845)	(4,594)
Interest income	4,908	4,584	3,848	3,937	3,819	3,267	2,975	3,084
Interest expense(8)	(360)	(288)	(225)	(115)	(115)	(913)	(2,956)	(2,947)
Other income (expense), net	(16)	(763)	(89)	193	(317)	(815)	(80)	39
Income (loss) before income tax expense (benefit)(1)(2)(3)(4)(5)(6)(7)(8)(9)	(7,007)	2,287	(4,975)	(7,474)	4,205	(1,254)	(5,906)	(4,418)
Income tax expense (benefit)	(1)	(465)	347	661	455	1,141	691	557
Net income (loss)(1)(2)(3)(4)(5)(6)(7)(8)(9)	$(7,006)	$2,752	$(5,322)	$(8,135)	$3,750	$(2,395)	$(6,597)	$(4,975)
Net income (loss) per share attributable to common stockholders, basic and diluted	$(0.05)	$0.02	$(0.04)	$(0.06)	$0.03	$(0.02)	$(0.05)	$(0.03)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	129,873	131,843	134,587	137,444	139,237	141,085	143,284	145,780
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	129,873	141,162	134,587	137,444	143,415	141,085	143,284	145,780

(1)Excludes stock-based compensation. See GAAP to Non-GAAP reconciliations.
(2)Excludes amortization of capitalized stock-based compensation - cost of revenue. See GAAP to Non-GAAP reconciliations.
(3)Excludes amortization of acquired intangible assets. See GAAP to Non-GAAP reconciliations.
(4)Excludes executive transition costs. See GAAP to Non-GAAP reconciliations.
(5)Excludes gain on modification of lease. See GAAP to Non-GAAP reconciliations.
(6)Excludes impairment expense. See GAAP to Non-GAAP reconciliations.
(7)Excludes restructuring charges. See GAAP to Non-GAAP reconciliations.
(8)Excludes amortization of debt discount and issuance costs. See GAAP to Non-GAAP reconciliations.
(9)Excludes net gain on extinguishment of debt. See GAAP to Non-GAAP reconciliations.

Consolidated Balance Sheets - Quarterly
(unaudited, in thousands)

	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Assets
Current assets:
Cash and cash equivalents	$270,300	$107,921	$150,809	$147,196	$217,514	$286,175	$125,484	$82,487
Marketable securities	158,055	214,799	178,677	164,569	90,733	9,707	181,808	238,721
Accounts receivable, net	98,622	120,498	107,517	113,878	116,800	115,988	119,035	117,318
Prepaid expenses and other current assets	24,481	20,455	23,207	25,312	28,011	28,325	26,243	26,137
Total current assets	551,458	463,673	460,210	450,955	453,058	440,195	452,570	464,663
Property and equipment, net	171,914	176,608	177,574	177,058	180,288	179,097	177,876	181,770
Operating lease right-of-use assets, net	52,927	55,212	54,420	52,451	47,700	50,433	48,802	54,001
Goodwill	670,356	670,356	670,356	670,356	670,356	670,356	670,356	670,356
Intangible assets, net	67,375	62,475	57,576	52,676	47,776	42,876	37,976	32,814
Marketable securities, non-current	32,280	6,088	1,743	—	—	—	—	—
Other assets	94,353	90,779	84,044	79,176	72,576	68,402	61,665	59,573
Total assets	$1,640,663	$1,525,191	$1,505,923	$1,482,672	$1,471,754	$1,451,359	$1,449,245	$1,463,177
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$5,723	$5,611	$5,485	$5,532	$11,354	$6,044	$9,802	$13,344
Accrued expenses	56,595	61,818	35,555	34,445	40,854	41,622	37,165	45,282
Current debt	—	—	—	—	—	—	187,871	188,051
Finance lease liabilities	19,250	15,684	11,974	8,178	4,882	2,328	617	80
Operating lease liabilities	21,533	24,042	22,580	25,399	23,857	25,155	26,988	23,673
Other current liabilities	40,234	40,539	44,633	35,748	33,261	29,307	38,442	42,373
Total current liabilities	143,335	147,694	120,227	109,302	114,208	104,456	300,885	312,803
Long-term debt	472,823	343,507	343,837	344,167	344,498	337,614	149,874	149,883
Finance lease liabilities, noncurrent	3,860	1,602	440	—	—	—	—	—
Operating lease liabilities, noncurrent	47,775	48,484	46,857	44,634	40,565	39,561	36,615	48,577
Other long-term liabilities	4,298	4,416	2,756	3,382	3,029	4,478	4,848	9,267
Total liabilities	672,091	545,703	514,117	501,485	502,300	486,109	492,222	520,530
Stockholders’ equity:
Common stock	2	3	3	3	3	3	3	3
Additional paid-in capital	1,781,870	1,815,245	1,870,503	1,903,374	1,929,397	1,958,157	1,989,108	2,012,312
Accumulated other comprehensive loss	(1,934)	(1,008)	(521)	(282)	(22)	(100)	(130)	(169)
Accumulated deficit	(811,366)	(834,752)	(878,179)	(921,908)	(959,924)	(992,810)	(1,031,958)	(1,069,499)
Total stockholders’ equity	968,572	979,488	991,806	981,187	969,454	965,250	957,023	942,647
Total liabilities and stockholders’ equity	$1,640,663	$1,525,191	$1,505,923	$1,482,672	$1,471,754	$1,451,359	$1,449,245	$1,463,177

Consolidated Statements of Cash Flows – Quarterly
(unaudited, in thousands)

	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Cash flows from operating activities:
Net loss	$(54,311)	$(23,386)	$(43,427)	$(43,729)	$(38,016)	$(32,886)	$(39,148)	$(37,541)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation expense	13,055	13,587	13,277	13,318	13,656	13,786	15,167	14,962
Amortization of intangible assets	5,175	4,899	4,899	4,900	4,900	4,900	4,900	4,878
Non-cash lease expense	5,464	5,451	5,556	5,800	5,463	5,655	5,655	5,694
Amortization of debt discount and issuance costs	501	456	354	349	358	316	217	217
Amortization of deferred contract costs	4,082	4,295	4,573	4,531	4,773	4,746	4,850	4,847
Stock-based compensation	35,713	35,447	31,821	26,148	25,016	24,945	25,582	26,335
Deferred income taxes	—	(900)	228	333	339	893	422	327
Provision for credit losses	211	714	953	393	1,054	1,434	946	1,048
(Gain) loss on disposals of property and equipment	(42)	—	399	45	—	96	—	(43)
Amortization of discounts on investments	(403)	(990)	(1,158)	(1,244)	(1,064)	(507)	(626)	(1,356)
Impairment of operating lease right-of-use assets	401	156	—	—	371	—	—	—
Impairment expense	4,316	—	—	3,137	559	448	—	415
Net gain on extinguishment of debt	—	(15,656)	—	—	—	(1,365)	—	—
Other adjustments	71	905	(259)	(178)	520	(897)	376	(84)
Changes in operating assets and liabilities:
Accounts receivable	(20,538)	(22,590)	12,028	(6,754)	(3,976)	(622)	(3,993)	669
Prepaid expenses and other current assets	5,019	4,107	(2,700)	(2,131)	(2,589)	(207)	2,216	121
Other assets	(4,286)	(6,868)	(1,814)	(3,210)	(2,705)	(4,140)	(2,095)	(6,076)
Accounts payable	314	(876)	101	(341)	4,754	(3,903)	2,575	3,446
Accrued expenses	340	(1,603)	(8,760)	1,911	2,707	1,220	(3,383)	1,577
Operating lease liabilities	(4,505)	(5,137)	(7,606)	(4,406)	(7,329)	(7,200)	(5,556)	(2,332)
Other liabilities	1,033	612	2,667	(3,820)	(3,789)	(1,492)	9,183	8,694
Net cash provided by (used in) operating activities	(8,390)	(7,377)	11,132	(4,948)	5,002	5,220	17,288	25,798
Cash flows from investing activities:
Purchases of marketable securities	(73,091)	(59,142)	(56,948)	(60,249)	(37,902)	—	(179,486)	(93,440)
Sales of marketable securities	1	24,850	—	—	—	—	—	—
Maturities of marketable securities	86,030	5,642	99,080	77,597	113,032	81,480	7,969	37,836
Advance payment for purchase of property and equipment	—	—	—	(790)	—	—	—	—
Purchases of property and equipment	(325)	(2,693)	(1,603)	(1,762)	(1,996)	(4,969)	(2,605)	(9,852)
Proceeds from sale of property and equipment	13	—	—	24	—	—	—	44
Capitalized internal-use software	(4,951)	(5,902)	(6,845)	(6,829)	(6,818)	(5,602)	(4,763)	(4,542)
Net cash provided by (used in) investing activities	7,677	(37,245)	33,684	7,991	66,316	70,909	(178,885)	(69,954)
Cash flows from financing activities:
Payments of debt issuance costs	—	—	—	—	—	(5,729)	—	—
Cash paid for debt extinguishment	—	(113,606)	—	—	—	—	—	—
Repayments of finance lease liabilities	(6,041)	(5,932)	(4,872)	(4,236)	(3,296)	(2,554)	(1,711)	(537)
Payment of deferred consideration for business acquisitions	—	—	—	(3,771)	—	—	—	—
Proceeds from exercise of vested stock options	1,137	161	111	180	19	805	408	279
Proceeds from employee stock purchase plan	2,222	1,550	2,881	1,034	2,168	161	2,131	1,240
Net cash provided by (used in) financing activities	(2,682)	(117,827)	(1,880)	(6,793)	(1,109)	(7,317)	828	982
Effects of exchange rate changes on cash, cash equivalents, and restricted cash	(47)	70	(48)	(13)	109	(151)	78	177
Net increase (decrease) in cash, cash equivalents, and restricted cash	(3,442)	(162,379)	42,888	(3,763)	70,318	68,661	(160,691)	(42,997)
Cash, cash equivalents, and restricted cash at beginning of period	273,892	270,450	108,071	150,959	147,196	217,514	286,175	125,484
Cash, cash equivalents, and restricted cash at end of period	$270,450	$108,071	$150,959	$147,196	$217,514	$286,175	$125,484	$82,487

Free Cash Flow
(in thousands, unaudited)

	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Net cash provided by (used in) investing activities	$(8,390)	$(7,377)	$11,132	$(4,948)	$5,002	$5,220	$17,288	$25,798
Capital expenditures(1):
Purchases of property and equipment	(325)	(2,693)	(1,603)	(1,762)	(1,996)	(4,969)	(2,605)	(9,852)
Proceeds from sale of property and equipment	13	—	—	24	—	—	—	44
Capitalized internal-use software	(4,951)	(5,902)	(6,845)	(6,829)	(6,818)	(5,602)	(4,763)	(4,542)
Repayments of finance lease liabilities	(6,041)	(5,932)	(4,872)	(4,236)	(3,296)	(2,554)	(1,711)	(537)
Advance payment for purchase of property and equipment(2)	—	—	—	(790)	—	—	—	—
Free Cash Flow	$(19,694)	$(21,904)	$(2,188)	$(18,541)	$(7,108)	$(7,905)	$8,209	$10,911
__________
(1)Capital expenditures are defined as cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
(2)In the six months ended June 30, 2025, we received $6.5 million of capital equipment that was prepaid prior to the current quarter, as reflected in the supplemental disclosure of our statement of cash flows.